UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811 - 06659 )

Exact name of registrant as specified in charter: Putnam Tax Free Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2006

Date of reporting period: June 1, 2005 - May 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free Health Care Fund

5|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have stringent investor protections and
provide a wealth of information about the
Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam Tax-Free Health Care Fund

5| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	27
Federal tax information	49
Shareholder meeting results	50
Compliance certifications	51
About the Trustees	52
Officers	58

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Investors continue to keep a close watch on the course of the economy. Globally, it appears that, assuming economic growth exceeds 4% in 2006, we will have seen the strongest economic performance over a four-year period in over thirty years. Corporate profits have boomed around the world, business capacity utilization rates have moved up, and unemployment rates have come down. Given such a sustained period of robust growth, it is not surprising that prices have begun to rise, inflation rates have crept up, and central banks in many countries, particularly the Federal Reserve (the Fed) in the United States, have pushed interest rates higher.

In recent weeks, investors have worried that these higher rates could threaten the fundamentals of the global economy, prompting a widespread sell-off. However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher interest rates are bringing business borrowing costs closer to the rate of return available from investments. In our view, this should help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that influence the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Tax–Free Health Care Fund: potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing involves taxes on income, which tend to impose a higher tax rate than, for example, taxes on qualified stock dividends. Investing in municipal bonds through a mutual fund such as Putnam Tax–Free Health Care Fund can help address this challenge while committing money to projects that support community interests.

While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income from most municipal bonds has the advantage of being exempt from federal income tax. These bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities and, in some cases, industrial development.

Putnam Tax–Free Health Care Fund invests primarily in bonds issued to fund health-care projects. Examples include bonds that finance hospitals, nursing homes, and retirement communities. This sector can be attractive for investors because Americans are aging, demand for health services is increasing, and many of the issues pay above-average yields. The fund can also invest in sectors other than health care to maintain adequate diversification.

The bond holdings have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond. While some bonds have credit ratings from independent rating agencies such as Standard & Poor’s or Moody’s, many do not, often because their issuers decide not to pursue a rating that might be below investment grade. Investment managers typically must conduct additional research to analyze non-rated bonds. Putnam’s team of municipal bond analysts has particular expertise in this sort of credit research to identify non-rated bonds that it believes have attractive risk/return profiles. Also, after purchasing a bond, the

Municipal bonds finance a range of projects and play a key role in health-care and medical services.

fund’s management team continues to monitor developments that could affect its results. The goal of Putnam’s research and active management is to pinpoint opportunities to adjust the fund’s holdings for the benefit of fund shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund concentrates its investments by sector, and involves more risk than a fund that invests more broadly.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Tax-Free Health Care Fund seeks to provide as high a level of current income free from federal income tax as we believe is consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.

Highlights
*	For the 12 months ended May 31, 2006, Putnam Tax-Free Health Care Fund returned 3.75% at net asset value (NAV) and 3.20% at market price.
*	The fund’s primary benchmark, the Lehman Municipal Bond Index, returned 1.88%.
*	The average return for the fund’s Lipper category, General and Insured Municipal Funds
(unleveraged closed-end), was 2.90%.
*	The fund’s monthly dividend was increased to $0.0447 per share, effective February 2006.
See page 11 for details.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 5/31/06

Since the fund’s inception (6/29/92), average annual return is 6.71% at NAV and 4.95% at market price.

	Average annual return		Cumulative return

	NAV	Market price	NAV	Market price
10 years	6.11%	4.95%	80.89%	62.17%

5 years	6.31	3.67	35.78	19.75

3 years	4.80	3.80	15.09	11.84

1 year	3.75	3.20	3.75	3.20

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

Over the period, the Fed’s program of raising interest rates generally resulted in falling bond prices, particularly among securities with shorter maturities —the market segment in which interest rates rose most. Holdings in lower-rated (Baa and below), higher-yielding sectors, such as the health-care sector, outperformed their higher-rated counterparts, buoyed by a strong U.S. economy and an increasing appetite for yield among investors. The health-care sector also continued to benefit from the stability of Medicare and Medicaid funding. In addition, the fund benefited from a defensive duration strategy in the face of rising interest rates and from price appreciation following the pre-refunding of two holdings. As a result, fund performance surpassed results for its benchmark and Lipper peer group.

Market overview

Amid continuing signs of solid economic growth, and the potential for inflation that often accompanies such growth, the Fed increased the federal funds rate eight times during the fund’s fiscal year, lifting this benchmark for overnight loans between banks from 3.00% to 5.00% . Bond yields rose across the maturity spectrum, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed comparable Treasury bonds, as prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries was greater than we expected.

A robust economy and rising corporate earnings contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of lower-rated bonds was primarily the result of strong demand by buyers searching for higher yields. Non-rated bonds also rallied. In addition, as a result of favorable legal rulings, tobacco settlement bonds generally outperformed the broader market. Also, airline-related industrial development bonds (IDBs) performed exceptionally well, in our view.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that contributed positively to results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall.

The fund’s overweight position in the lowest-rated bonds (i.e., those rated Ba and below), compared to other funds in its peer group, benefited performance as securities in this area of the market rallied. An overweight position in tobacco settlement bonds also contributed positively to results, as these bonds continued to strengthen during the period.

During the period, we increased the fund’s holdings in the single-family housing sector, a strategy that proved helpful to results as rising interest rates and declining mortgage prepayments helped this sector perform exceptionally well.

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 5/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	1.88%

Lehman Aggregate Bond Index (broad bond market)	–0.48%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.88%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	7.40%

Equities

S&P 500 Index (broad stock market)	8.64%

Russell 2000 Index (small-company stocks)	18.24%

MSCI EAFE Index (international stocks)	28.24%

General obligation bonds issued in Puerto Rico were downgraded near the end of the period due to financial turmoil that led to a partial government shutdown. Prices of uninsured Puerto Rico bonds declined, providing the fund with an opportunity to add to its holdings at favorable levels. By the end of the period, the fund had increased its Puerto Rico holdings from an underweight position relative to the Lipper peer group to an allocation that is approximately equal with the peer group average.

Your fund’s holdings

As noted above, the fund’s strategy of maintaining a short or defensive duration posture in anticipation of rising interest rates was the largest contributor to relative results. A technique that we employed to manage duration involved Treasury futures. Rather than trading large numbers of securities, which is time consuming and can be more expensive for the fund, these contracts enabled us to achieve our desired duration positioning more efficiently.

The fund benefited from its focus on bonds from the health-care sector. This segment of the municipal bond market outperformed for several reasons. First of all, investors were seeking higher yields and the health-care sector generally offers a wide selection of higher-yielding, lower-rated bonds. Secondly, the sector benefited from relative stability with regard to its income sources. Healthy

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

federal and state budgets translated into stable funding for Medicare and Medicaid. Relative stability and higher yields translated into growing demand and tightening spreads for bonds backed by health-care organizations, helping this sector outperform on a relative basis.

Pre-refundings had a positive impact on performance during the period. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date, effectively raising the bond’s perceived rating. In April 2006, a bond issued by the Georgetown Health Facilities Development Corporation in Georgetown, Texas, for the Georgetown Healthcare System was pre-refunded. This bond was originally scheduled to mature in 2029, but has a new effective maturity of 2009. In May 2006, a bond issued by the Suffolk County Industrial Development Agency in New York for a continuing-care retirement community known as Jefferson’s Ferry was pre-refunded. This bond was originally scheduled to mature in 2028, but has a new effective maturity of 2009.

Two of the fund’s lower-quality hospital holdings benefited from good news during the fiscal year. Investments in revenue bonds issued by Massachusetts State Health and Education Facility Authority for

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Harvard Pilgrim Healthcare (HPHC) enjoyed favorable publicity when U.S. News & World Report ranked HPHC the number-one health maintenance organization (HMO) in the country for the second year in a row based on its superior service. With its effective management and strong profitability, we think this HMO’s future is bright. The price of another lower-rated bond issued by the city of Princeton, West Virginia, for the Princeton Community Hospital Association benefited from upgrades in the outlook for these bonds by two major rating agencies.

Investments in tobacco settlement bonds issued by the Tobacco Settlement Authority of Washington and Badger Tobacco Asset Securitization Corporation (Wisconsin) were also positive contributors to relative results. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism based on their attractive yields. Bonds from this sector strengthened considerably during the fiscal year as the outcome of various litigation efforts proved positive for the tobacco industry. The fund’s exposure to these bonds was based on our analysts’ favorable outlook for the sector.

As discussed in the strategy section, we increased the fund’s holdings in the single-family housing sector. This sector has been performing well as rising interest rates have reduced mortgage prepayment rates. As with any mortgage-backed security, our purchases in this sector involve extensive analysis of the cash flows of the underlying mortgages in an attempt to assess and manage prepayment risk. One area of focus within the sector is premium amortization class bonds (PACs), as these securities provide more predictable cash flows over a range of prepayment rates. We continue to see attractive opportunities in both the primary and secondary markets for these securities.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

In an environment of rising rates, as holdings in the portfolio have been called or sold, they have often been replaced with bonds that have higher yields. This has resulted in higher income for the portfolio. Consequently, the fund’s monthly dividend was increased from $0.0429 per share to $0.0447 per share, effective with the February 2006 payment.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end but expect that rates will continue to rise over the near term. Consequently, we currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market may be susceptible to weaker returns in the coming months. A key reason for this belief is the market’s unusually strong performance versus taxable equivalents for the fiscal period. In our view, the municipal market’s exceptional results can be attributed primarily to a combination of robust demand and limited new-issue supply.

It appears to us that the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yields between Aaa-rated bonds and Baa-rated bonds — the lowest investment-grade rating — are at their narrowest point since late 1999. In other words, the reward in terms of higher yields for assuming additional credit risk has diminished substantially. Therefore, we will continue to monitor lower-rated health-care issues in the fund’s portfolio carefully, and we will remain cautious about adding exposure at the lowest end of the credit spectrum.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments by sector and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 5/31/06

				Lipper General and
			Lehman	Insured Municipal
			Municipal	Funds (unleveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 6/29/92)	6.71%	4.95%	6.15%	5.99%

10 years	80.89	62.17	78.16	71.14
Annual average	6.11	4.95	5.95	5.50

5 years	35.78	19.75	29.26	28.29
Annual average	6.31	3.67	5.27	5.10

3 years	15.09	11.84	9.97	13.78
Annual average	4.80	3.80	3.22	4.39

1 year	3.75	3.20	1.88	2.90

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-, 3-, 5-, and 10-year periods ended 5/31/06, there were 8 funds in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/06

Distributions

Number	12

Income[1]	$0.5382

Capital gains[2]	—

Total	$0.5382

Share value:	NAV	Market price
5/31/05	$14.16	$12.21

5/31/06	14.06	12.06

Current yield (end of period)
Current dividend rate[3]	3.82%	4.45%

Taxable equivalent[4]	5.88	6.85

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	NAV	Market price

Annual average
Life of fund (since 6/29/92)	6.66%	5.00%

10 years	79.27	65.88
Annual average	6.01	5.19

5 years	34.47	19.33
Annual average	6.10	3.60

3 years	15.24	11.95
Annual average	4.84	3.83

1 year	3.00	2.45

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended May 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund, subject to certain changes noted
below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by
Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a) 0.55% of the fund’s average weekly assets (as described below under “Approval of
Amended and Restated Management Contract in July 2005”)
or
(b) 0.65% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

Based on net asset levels as of June 2005, the new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 99th percentile in management fees and in the 99th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006 reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General and Insured Municipal Debt Funds (unleveraged closed-end); compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

70th	44th	33rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 9, 8, and 8 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General and Insured Municipal Debt Funds (unleveraged closed-end) category for the one-, five-, and ten-year periods ended June 30, 2006, were 12%, 23%, and 34%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked lst out of 8, 2nd out of 8 and 3rd out of 8 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements which provide benefits to Putnam Fiduciary Trust Company, an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. The fund may engage in investment leverage through borrowing or the issuance of preferred shares. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

Shareholders of your fund approved the amended and restated management contract at a meeting on December 27, 2005 (which was an adjournment of the fund’s annual meeting originally held on October 28, 2005).

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Tax-Free Health Care Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund’s portfolio, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 7, 2006

The fund’s portfolio 5/31/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance

COP Certificate of Participation	GNMA Coll. Government National Mortgage
Association Collateralized
FGIC Financial Guaranty Insurance Company
G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured
MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized

FNMA Coll. Federal National Mortgage Association	VRDN Variable Rate Demand Notes
Collateralized

MUNICIPAL BONDS AND NOTES (99.3%)*

	Rating **	Principal amount	Value

Alabama (0.1%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	$250,000	$254,878

Arizona (2.1%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 7/8s,
12/1/20 (Prerefunded)	BBB	600,000	686,154
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	600,000	662,382
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B, 5 1/4s, 12/1/19	BBB	500,000	519,690
Maricopa Cnty., School Dist. G.O. Bonds
(No. 006 Washington Elementary), Ser. B,
FSA, 5 3/8s, 7/1/13	Aaa	490,000	533,649
Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	975,000	1,033,910
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	527,885
			3,963,670

Arkansas (0.9%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	1,000,000	1,121,600
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/11	Baa2	500,000	514,170
			1,635,770

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

California (4.6%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	$250,000	$262,075
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, 5 1/4s, 5/1/20 (Prerefunded)	Aaa	1,100,000	1,198,527
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Kaiser Permanente), Ser. C,
3.85s, 6/1/12	A+	1,750,000	1,711,518
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	1,250,000	1,300,813
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/20 (In default) † (F)	D/P	4,000,000	44,000
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB-	500,000	503,400
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	Baa1	300,000	304,053
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,600,000	1,713,920
Riverside Cnty., Asset Leasing Corp.
Leasehold Rev. Bonds (Riverside Cnty.
Hosp.), MBIA, zero %, 6/1/25	Aaa	4,000,000	1,540,120
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev. Bonds
(San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	268,590
			8,847,016

Colorado (3.7%)
CO Hlth. Fac. Auth. Rev. Bonds
(Hosp. Impt. - NCMC, Inc.), FSA, 5 3/4s,
5/15/19 (Prerefunded)	Aaa	3,000,000	3,196,080
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,027,710
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	620,000	691,604
6 3/8s, 12/15/30	A3	630,000	684,117
Denver, Hlth. & Hosp. Auth. Hlth. Care
Rev. Bonds, Ser. A, 5 3/8s, 12/1/28	BBB	1,500,000	1,499,010
			7,098,521

Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	782,280

District of Columbia (0.7%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 5/15/40	BBB	460,000	496,372
6 1/4s, 5/15/24	BBB	710,000	752,394
			1,248,766

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Florida (2.9%)
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s,
11/15/31 (Prerefunded)	A2	$1,000,000	$1,114,360
(Adventist Hlth.), Ser. A, 5s, 11/15/23	A+	500,000	510,555
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Cypress Cove Hlth. Pk.),
Ser. A, 6 3/8s, 10/1/25	BB-/P	1,000,000	1,021,890
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	551,285
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), 5 3/4s,
12/1/32 (Prerefunded)	A2	1,340,000	1,481,718
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33	Aa3	750,000	769,845
			5,449,653

Georgia (0.9%)
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	1,000,000	1,133,570
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	110,000	122,933
Savannah, Econ. Dev. Auth. Poll. Control
Rev. Bonds (Intl. Paper Co.), Ser. A,
5.1s, 8/1/14	BBB	500,000	508,640
			1,765,143

Hawaii (0.7%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	900,000	889,344
3.2s, 1/1/09	Aaa	405,000	398,475
			1,287,819

Idaho (0.4%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	750,000	761,378

Illinois (4.1%)
IL Hlth. Fac. Auth. Rev. Bonds
(Children’s Memorial Hosp.), Ser. A,
AMBAC, 5 3/4s, 8/15/25 (Prerefunded)	Aaa	2,000,000	2,136,380
(West Suburban Hosp.), Ser. A, 5 3/4s,
7/1/15 (Prerefunded)	A1	1,000,000	1,066,120
(Hosp. Sisters Svcs., Inc.), Ser. A, MBIA,
5 1/4s, 6/1/08	Aaa	4,000,000	4,112,400

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Illinois continued
IL Hsg. Dev. Auth. Rev. Bonds (Homeowner
Mtge.), Ser. C-1
3.45s, 2/1/11	Aa2	$200,000	$196,402
3 3/8s, 8/1/10	Aa2	290,000	283,379
			7,794,681

Indiana (3.0%)
IN Hlth. Fac. Fin. Auth. Rev. Bonds
(Cmnty. Hosp.), Ser. A, AMBAC, 5s, 5/1/24	AAA	3,000,000	3,097,830
IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
(St. Francis), Ser. A, MBIA
5 3/8s, 11/1/27 (Prerefunded)	Aaa	700,000	730,464
5 3/8s, 11/1/27 (Prerefunded)	Aaa	300,000	313,056
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	519,360
Rockport, Poll. Control Mandatory Put
Bonds (Indiana Michigan Pwr. Co.),
Ser. C, 2 5/8s, 10/1/06	Baa2	1,000,000	993,850
			5,654,560

Iowa (1.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB-/P	1,450,000	1,717,279
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,605,825
			3,323,104

Kansas (1.4%)
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village), Ser. C, 6 7/8s, 5/15/32	BB+	500,000	535,830
Olathe, Hlth. Fac. VRDN (Olathe Med.
Ctr.), Ser. A, AMBAC, 3.58s, 9/1/32	A-1+	2,115,000	2,115,000
			2,650,830

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Healthcare, Inc.), Ser. A,
6 5/8s, 10/1/28	BBB+/F	1,130,000	1,220,118

Louisiana (2.0%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s, 11/1/20	B-/P	690,000	700,447
LA Pub. Fac. Auth. Rev. Bonds
(Baton Rouge), MBIA
5s, 7/1/09	Aaa	2,010,000	2,075,727
5s, 1/1/09	Aaa	935,000	960,834
			3,737,008

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Maine (2.0%)
ME Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
Ser. C, FSA, 5 3/4s, 7/1/30	Aaa	$1,500,000	$1,598,220
Ser. B, FSA, 4.6s, 7/1/09	Aaa	2,230,000	2,280,554
			3,878,774

Maryland (0.3%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/14	Baa1	345,000	374,749
(Peninsula Regl. Med. Ctr.), 5s, 7/1/16	A2	225,000	237,947
			612,696

Massachusetts (5.0%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB-/P	750,000	904,688
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	814,365
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	250,000	273,250
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	980,361
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,056,270
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,350,000	1,452,398
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,041,540
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB-	350,000	358,369
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB-	1,135,000	1,163,591
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	496,315
(Partners Healthcare Syst.), Ser. F, 5s, 7/1/22	Aa3	1,000,000	1,037,630
			9,578,777

Michigan (4.7%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Baa3	125,000	128,910
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	1,000,000	976,480
Kalamazoo, Hosp. Fin. Auth. Fac. Rev.
Bonds (Bronson Methodist Hosp.), Ser. A,
MBIA, 5s, 10/15/08	Aaa	2,000,000	2,055,440
MI State Hosp. Fin. Auth. Rev. Bonds
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A2	1,250,000	1,333,588
(Sparrow Hosp.), 5 5/8s, 11/15/31	A1	2,000,000	2,087,100
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,064,290
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	495,755
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	Aaa	770,000	764,980
			8,906,543

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Minnesota (1.1%)
Bemidji, Hosp. Fac. Rev. Bonds (First
Mtge.-North Country Hlth.), 5 5/8s, 9/1/21	A	$500,000	$511,735
MN Agricultural & Econ. Dev. Board Rev.
Bonds (Evangelical Lutheran), 6s, 2/1/27	A3	750,000	801,330
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Hlth. East), 6s, 11/15/25	Baa3	250,000	269,800
Winona, Hlth. Care Fac. Rev. Bonds,
Ser. A, 6s, 7/1/34	BBB-	500,000	521,390
			2,104,255

Mississippi (0.2%)
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	370,000	386,632

Missouri (4.5%)
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. D, GNMA Coll.,
FNMA Coll., 5.55s, 9/1/34	Aaa	745,000	766,307
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,500,000	1,551,045
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 3.62s, 6/1/22	VMIG1	4,500,000	4,500,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	445,000	465,385
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	370,000	384,412
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	500,000	529,065
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	435,000	438,167
			8,634,381

New Hampshire (3.1%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	1,004,230
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08	BBB-/P	250,000	252,640
NH Hlth. and Edl. Fac. Auth. Hosp. Rev.
Bonds (Concord Hosp.), FGIC, 5s, 10/1/24	Aaa	2,900,000	3,005,647
NH State Bus. Fin. Auth. Rev. Bonds (Alice
Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29	BBB-/P	900,000	931,905
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds, 3 1/2s, 7/1/27	Baa2	650,000	628,895
			5,823,317

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

New Jersey (3.0%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s,
2/1/27 (Prerefunded)	Aaa	$500,000	$522,355
(Cedar Crest Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB-/P	1,000,000	1,079,970
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	750,000	824,985
Ser. A, AMBAC, 6s, 7/1/12	Aaa	2,000,000	2,219,380
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	2,400,000	980,544
			5,627,234

New Mexico (1.3%)
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	440,000	455,176
U. of NM Rev. Bonds (Hosp. Mtg.), FSA, FHA
Insd., 5s, 1/1/24	Aaa	2,000,000	2,057,440
			2,512,616

New York (9.5%)
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	305,000	315,489
5s, 7/1/10	BB	195,000	195,491
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. C,
5 5/8s, 11/1/10	A3	615,000	633,973
NY City, G.O. Bonds
Ser. J/J-1, 5s, 6/1/21	AA-	250,000	259,355
Ser. I-1, 5s, 4/1/19	AA-	200,000	208,502
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	640,000	650,726
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	600,000	621,276
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	773,880
Ser. B, 5 1/4s, 11/15/29	Aaa	1,000,000	1,073,730
(Hosp. Insd. Mtg.), Ser. A, FSA,
5 1/4s, 8/15/12	Aaa	6,000,000	6,441,600
(Albany), Ser. A-1, FSA, FHA Insd.,
5s, 2/15/14	Aaa	2,475,000	2,630,653
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	500,000	506,160
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C,
7s, 8/1/31	BB-/P	750,000	782,850

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

New York continued
Saratoga Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Saratoga Hosp.), Ser. A,
5s, 12/1/13	BBB+	$370,000	$379,520
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s
Ferry), Ser. A, 7 1/4s, 11/1/28 (Prerefunded)	BBB-	1,000,000	1,128,840
Westchester, Tobacco Asset
Securitization Corp. Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	982,630
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (St. John’s Riverside Hosp.),
Ser. A, 7 1/8s, 7/1/31	BB	500,000	520,465
			18,105,140

North Carolina (1.1%)
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. -Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB-/P	750,000	785,880
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	250,000	251,630
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,089,000
			2,126,510

North Dakota (0.6%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24	Baa2	1,000,000	1,102,290

Ohio (2.0%)
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	1,250,000	1,371,175
Lorain Cnty., Hosp. Rev. Bonds (Catholic
Hlth. Care Refurbish & Impt.), Ser. A,
5 1/4s, 10/1/33	Aa3	750,000	772,448
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s,
4/1/22 (Prerefunded)	A2	1,000,000	1,115,270
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	500,000	518,660
			3,777,553

Oklahoma (0.6%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	525,000	558,842
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	305,000	312,878
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	250,000	263,628
			1,135,348

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Pennsylvania (10.3%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24	Aaa	$2,210,000	$2,592,838
Blair Cnty., Hosp. Auth. Rev. Bonds
(Altoona Hosp.), Ser. A, AMBAC, 4.7s, 7/1/08	Aaa	2,500,000	2,546,850
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.3s, 1/1/14	BB/P	250,000	247,840
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.), 7 1/4s, 7/1/24	BB-/P	500,000	549,640
College Township, Indl. Dev. Auth. Rev.
Bonds (Nittany Valley Rehab. Hosp.),
7 5/8s, 11/1/07 (Prerefunded)	AAA/P	785,000	811,415
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A+	250,000	262,503
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. - Bethlehem),
5 3/8s, 8/15/33	Baa1	750,000	770,865
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	2,000,000	2,044,820
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	375,000	393,326
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic
Med.), 5s, 12/1/11	A	1,215,000	1,257,391
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Hosp. Rev. Bonds
(Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	545,925	682
(Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	701,513	877
Philadelphia, Auth. for Indl. Dev. VRDN
(Fox Chase Cancer Ctr.), 3.52s, 7/1/25	A-1+	4,000,000	4,000,000
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	1,450,000	1,539,929
Washington Cnty., Hosp. Auth. Rev. Bonds
(Monongah Ela Vy Hosp.), 6 1/4s, 6/1/22	A3	1,250,000	1,340,638
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	529,550
York Cnty., Indl. Dev. Auth. 1st Mtge.
Hlth. Fac. Rev. Bonds (Rehab. Hosp.
of York), 7 1/2s, 9/1/07 (Prerefunded)	AAA/P	650,000	667,225
			19,556,389

Puerto Rico (0.1%)
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. AA, 5s, 12/1/16	BBB	200,000	207,608

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

South Carolina (2.1%)
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A2	$1,000,000	$1,046,220
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	500,000	571,190
SC Jobs Econ. Dev. Auth. Hosp. Fac.
(Palmetto Hlth.), Ser. C, 6s, 8/1/20	Baa1	135,000	145,211
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	800,000	928,512
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	1,115,000	1,251,030
			3,942,163

South Dakota (1.2%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,300,975
(Sioux Valley Hosp. & Hlth. Syst.),
Ser. A, 5 1/2s, 11/1/31	A1	1,000,000	1,045,790
			2,346,765

Tennessee (0.8%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. -Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	1,250,000	1,447,525

Texas (6.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A,
7s, 11/15/33	BB/P	715,000	767,960
Georgetown, Hlth. Fac. Dev. Corp. Rev.
Bonds, (Georgetown Hlth. Care Syst.)
6 1/4s, 8/15/29 (Prerefunded)	AAA/P	900,000	982,782
Harris Cnty., Hlth. Fac. Dev. Corp. Rev.
Bonds (Christus Hlth.), Ser. A, MBIA
5 1/2s, 7/1/09	Aaa	1,760,000	1,844,374
5 1/2s, 7/1/09 (Prerefunded)	Aaa	240,000	252,715
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Ser. A, 5 1/4s, 12/1/18	A2	700,000	736,197
Lubbock, Hlth. Fac. Dev. Rev. Bonds (St.
Joseph Hlth. Syst.), FSA, 5 1/4s, 7/1/09	Aaa	3,535,000	3,669,542
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	BBB+	1,450,000	1,523,385

MUNICIPAL BONDS AND NOTES (99.3%)* continued

	Rating **	Principal amount	Value

Texas continued
North Central TX Hlth. Fac. Dev. Corp. VRDN
(Dates Hosp. Presbyterian Med. Ctr),
Ser. C, MBIA, 3.56s, 12/1/15	VMIG1	$400,000	$400,000
(Hosp. Presbyterian Med. Ctr.), Ser. D,
MBIA, 3.56s, 12/1/15	VMIG1	1,000,000	1,000,000
Tarrant Cnty., Hosp. Dist. Rev. Bonds,
MBIA, 5 1/2s, 8/15/19	Aaa	1,870,000	2,003,368
			13,180,323

Utah (2.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
6 3/4s, 5/15/20 (Prerefunded)	Aaa	2,000,000	2,003,440
UT State Board Regents Rev. Bonds (Hosp.
of UT U.), Ser. A, MBIA, 5s, 8/1/12	Aaa	2,245,000	2,368,812
			4,372,252

Vermont (0.5%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	915,000	923,976

Virginia (1.7%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	750,000	795,270
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	1,500,000	1,554,465
VA State Hsg. Dev. Auth. Rev. Bonds
(Cmnwlth. Mtge.), 3.45s, 10/1/10	Aaa	1,000,000	971,470
			3,321,205

Washington (0.8%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,455,000	1,585,077

West Virginia (0.4%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	725,000	720,527

Wisconsin (3.0%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 7s, 6/1/28	BBB	1,000,000	1,102,410
WI State Hlth. & Edl. Fac. Rev. Bonds
(Aurora Med. Group Inc.), FSA, 6s, 11/15/09	Aaa	4,330,000	4,621,748
			5,724,158

TOTAL INVESTMENTS
Total investments (cost $183,863,034)			$189,115,229

* Percentages indicated are based on net assets of $190,479,724.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at May 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2006. Securities rated by Putnam are indicated by “/P” . Securities rated by Fitch are indicated by “/F” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

(F) Security is valued at fair value following procedures approved by the Trustees.

At May 31, 2006, liquid assets totaling $259,353 have been designated as collateral for open forward commitments.

The rates shown on VRDN and Mandatory Put Bonds, are the current interest rates at May 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentration greater than 10% at May 31, 2006 (as a percentage of net assets):

Health care 84.7%

The fund had the following insurance concentrations greater than 10% at May 31, 2006 (as a percentage of net assets):

FSA	14.7%
MBIA	11.7
AMBAC	10.4

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $183,863,034)	$189,115,229

Cash	426,092

Interest and other receivables	2,868,142

Receivable for securities sold	335,000

Total assets	192,744,463

LIABILITIES

Distributions payable to shareholders	605,937

Payable for securities purchased	1,237,657

Payable for compensation of Manager (Note 2)	265,429

Payable for investor servicing and custodian fees (Note 2)	22,850

Payable for Trustee compensation and expenses (Note 2)	47,895

Payable for administrative services (Note 2)	4,036

Other accrued expenses	80,935

Total liabilities	2,264,739

Net assets	$190,479,724

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$188,747,795

Distributions in excess of net investment income (Note 1)	(4,031)

Accumulated net realized loss on investments (Note 1)	(3,516,235)

Net unrealized appreciation of investments	5,252,195

Total — Representing net assets applicable to capital shares outstanding	$190,479,724

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($190,479,724 divided by 13,551,397 shares)	$14.06

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/06

INTEREST INCOME	$ 9,150,258

EXPENSES

Compensation of Manager (Note 2)	1,177,515

Investor servicing fees (Note 2)	96,730

Custodian fees (Note 2)	89,104

Trustee compensation and expenses (Note 2)	30,851

Administrative services (Note 2)	20,038

Other	254,469

Total expenses	1,668,707

Expense reduction (Note 2)	(56,127)

Net expenses	1,612,580

Net investment income	7,537,678

Net realized loss on investments (Notes 1 and 3)	(124,256)

Net realized gain on futures contracts (Note 1)	377,506

Net unrealized depreciation of investments during the year	(2,305,497)

Net loss on investments	(2,052,247)

Net increase in net assets resulting from operations	$ 5,485,431

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	5/31/06	5/31/05

Operations:
Net investment income	$ 7,537,678	$ 7,982,097

Net realized gain (loss) on investments	253,250	(377,748)

Net unrealized appreciation (depreciation) of investments	(2,305,497)	6,660,739

Net increase in net assets resulting from operations	5,485,431	14,265,088

Distributions to shareholders: (Note 1)

From tax exempt income	(7,329,733)	(8,098,031)

From ordinary income	(41,107)	(20,707)

Decrease from shares repurchased (Note 4)	(3,092,078)	—

Total increase (decrease) in net assets	(4,977,487)	6,146,350

NET ASSETS

Beginning of year	195,457,211	189,310,861

End of year (including distributions in excess of net investment
income of $4,031 and $157,856, respectively)	$190,479,724	$195,457,211

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	13,807,168	13,807,168

Shares repurchased (Note 4)	(255,771)	—

Shares outstanding at end of year	13,551,397	13,807,168

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	5/31/06	5/31/05	5/31/04	5/31/03	5/31/02

Net asset value,
beginning of period	$14.16	$13.71	$14.15	$13.61	$13.48

Investment operations:
Net investment income (a)	.55	.58	.68	.74	.80

Net realized and unrealized
gain (loss) on investments	(.15)	.46	(.45)	.49	.10

Total from
investment operations	.40	1.04	.23	1.23	.90

Less distributions:
From net investment income	(.54)	(.59)	(.67)	(.69)	(.77)

Total distributions	(.54)	(.59)	(.67)	(.69)	(.77)

Increase from repurchase of shares	.04	—	—	—	—

Net asset value,
end of period	$14.06	$14.16	$13.71	$14.15	$13.61

Market price,
end of period	$12.06	$12.21	$11.75	$12.49	$11.99

Total return at
market price (%)(b)	3.20	9.07	(.64)	10.22	(2.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$190,480	$195,457	$189,311	$195,334	$187,886

Ratio of expenses to
average net assets (%)(c)	.86	.83	.82	.84	.88

Ratio of net investment income
to average net assets (%)	3.90	4.14	4.86	5.35	5.84

Portfolio turnover (%)	14.55	36.22	24.24	25.46	19.71

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/06

Note 1: Significant accounting policies

Putnam Tax-Free Health Care Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2006, the fund had a capital loss carryover of $2,939,751 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 60,933	May 31, 2009

2,878,818	May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2007 $460,459 of losses recognized during the period November 1, 2005 to May 31, 2006.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, straddle loss deferrals and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2006, the fund reclassified $13,013 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $13,013.

The tax basis components of distributable earnings and the federal tax cost as of period end May 31, 2006 were as follows:

Unrealized appreciation	$ 7,412,962
Unrealized depreciation	(2,152,331)
————————
Net unrealized appreciation	5,260,631
Undistributed tax-exempt income	767,140
Undistributed ordinary income	7,579
Capital loss carryforward	(2,939,751)
Post-October loss	(460,459)
Cost for federal income
tax purposes	$183,854,598

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average weekly assets: 0.65% of the first $500 million, 0.55% of the next $500 million and 0.50% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the annual rate of 0.65% of the average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended May 31, 2006, the fund incurred $185,834 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended May 31, 2006, the fund’s expenses were reduced by $56,127 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $278 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended May 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,869,392 and $26,265,595, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended May 31, 2006, the fund repurchased 255,771 common shares for an aggregate purchase price of $3,092,078, which reflects a weighted-average discount from net asset value per share of 14.3% .

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 99.44% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Shareholder meeting results (Unaudited)

October 28, 2005 meeting

The annual meeting of shareholders of the fund was convened on October 28, 2005. At that meeting, consideration of all proposals was adjourned to a final meeting held on December 27, 2005.

December 27, 2005 meeting
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	9,289,877	1,307,782

Charles B. Curtis	9,292,262	1,305,397

Myra R. Drucker	9,311,710	1,285,949

Charles E. Haldeman, Jr.	9,308,951	1,288,708

John A. Hill	9,292,568	1,305,091

Paul L. Joskow	9,302,139	1,295,520

Elizabeth T. Kennan	9,302,259	1,295,400

John H. Mullin, III	9,300,155	1,297,504

Robert E. Patterson	9,304,619	1,293,040

George Putnam, III	9,292,446	1,305,213

W. Thomas Stephens	9,187,862	1,409,797

Richard B. Worley	9,309,271	1,288,388

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing and senior securities to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,943,559	2,263,190	397,604	993,306

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

6,968,527	2,209,038	426,788	993,306

All tabulations are rounded to nearest whole number.

Compliance certifications (Unaudited)

On December 29, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer	Vice President
and Principal Executive Officer	Since 2004
Since 1989
Senior Managing Director, Putnam
Jonathan S. Horwitz (Born 1955)	Investments, Putnam Management
Senior Vice President and Treasurer	and Putnam Retail Management. Prior
Since 2004	to 2003, Senior Vice President, United
Asset Management Corporation
Prior to 2004, Managing Director,
Putnam Investments	Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Steven D. Krichmar (Born 1958)	Since 2004
Vice President and Principal Financial Officer
Since 2002	Senior Managing Director, Putnam
Investments, Putnam Management
Senior Managing Director, Putnam	and Putnam Retail Management. Prior
Investments. Prior to July 2001, Partner,	to 2004, General Counsel, State Street
PricewaterhouseCoopers LLP	Research & Management Company

Michael T. Healy (Born 1958)	Charles A. Ruys de Perez (Born 1957)
Assistant Treasurer and Principal	Vice President and Chief Compliance Officer
Accounting Officer	Since 2004
Since 2000
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Beth S. Mazor (Born 1958)	Vice President and BSA Compliance Officer
Vice President	Since 2002
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Judith Cohen (Born 1945)
James P. Pappas (Born 1953)	Vice President, Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2004
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer
and Putnam Management. During 2002,	and Assistant Clerk
Chief Operating Officer, Atalanta/Sosnoff	Since 2005
Management Corporation; prior to 2001,
President and Chief Executive Officer,	Nancy E. Florek (Born 1957)
UAM Investment Services, Inc.	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
State tax-free income funds:	more conservative over time based on a
Arizona, California, Florida, Massachusetts,	target date for withdrawing assets.
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania	The ten funds:
Putnam RetirementReady 2050 Fund
Asset allocation funds	Putnam RetirementReady 2045 Fund
Income Strategies Fund	Putnam RetirementReady 2040 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2035 Fund
investment portfolios that spread your	Putnam RetirementReady 2030 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2025 Fund
and money market investments.	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
The three portfolios:	Putnam RetirementReady 2010 Fund
Asset Allocation: Balanced Portfolio	Putnam RetirementReady Maturity Fund
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
	George Putnam, III	Vice President and
Marketing Services	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer and	BSA Compliance Officer
Custodian	Principal Executive Officer
Putnam Fiduciary		Judith Cohen
Trust Company	Jonathan S. Horwitz	Vice President, Clerk and
	Senior Vice President	Assistant Treasurer
Legal Counsel	and Treasurer
Ropes & Gray LLP		Wanda M. McManus
	Steven D. Krichmar	Vice President, Senior Associate
Independent Registered	Vice President and	Treasurer and Assistant Clerk
Public Accounting Firm	Principal Financial Officer
KPMG LLP		Nancy T. Florek
	Michael T. Healy	Vice President, Assistant Clerk,
Trustees	Assistant Treasurer and	Assistant Treasurer and
John A. Hill, Chairman	Principal Accounting Officer	Proxy Manager
Jameson Adkins Baxter,
Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	James P. Pappas
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Robert E. Patterson	Richard S. Robie, III
Vice President

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

AN705 235137 7/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal	Audit	Audit-	All	Total
year	Fees	Related	Fees	Fees
ended		Fees

May 31, 2006	$27,991	$--	$4,192	$ -
May 31, 2005	$29,950	$--	$4,150	$ -

For the fiscal years ended May 31, 2006 and May 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,192 and $ 4,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
May 31,
2006	$ -	$ -	$ -	$ -
May
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The

Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) W. Thomas Stephens John A. Hill (b) Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s and Putnam Investments Limited’s (for funds having Putnam Investments Limited as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

David Hamlin	2002	Putnam	Team Leader, Tax Exempt Fixed Income
		Management
		1998 – Present

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager; Senior
		1989 – Present	Trader

Susan McCormack	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager
		1994 – Present

James St. John	2003	Putnam	Portfolio Construction Specialist
		Management	Previously, Quantitative Analyst
		1998 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including separate
			Other accounts that pool		accounts, managed account programs and
Portfolio Leader or	Other SEC-registered open-		assets from more than one		single-sponsor defined contribution plan
Member	end and closed-end funds		client		offerings)

	Number of	Assets	Number of	Assets	Number of	Assets
	accounts		accounts		accounts

David Hamlin	27	$9,709,900,000	3	$900,000	3	$494,200,000

Paul Drury	27	$9,709,900,000	3	$900,000	3	$494,200,000

Susan McCormack	27	$9,709,900,000	3	$900,000	3	$494,300,000

Jim St. John	27	$9,709,900,000	3	$900,000	3	$494,200,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

• Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

• Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2006	*
Portfolio	2005	*
Leader
Paul Drury	2006	*
Portfolio	2005	*
Member
Susan McCormack	2006	*
Portfolio	2005	*
Member
James St. John	2006	*
Portfolio	2005	*
Member

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October
31,2005	17,571	$12.03	17,571	1,363,146

November 1 -
November 30,
2005	54,272	$11.92	54,272	1,308,874

December 1 -
December 31,
2005	69,035	$11.90	69,035	1,239,839

January 1 -
January 31,
2006	69,035	$12.29	69,035	1,170,804

February 1 -
February 28,
2006	45,858	$12.29	45,858	1,124,946

March 1 -
March 31, 2006	-	-	-	-

April 1 - April
30, 2006	-	-	-	-

May 1 - May
31, 2006	-	-	-	-

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 690,358 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,380,717 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Health Care Fund By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: July 27, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: July 27, 2006